Exhibit 10.1

INTELLECTUAL PROPERTY CROSS-LICENSE AGREEMENT

This INTELLECTUAL PROPERTY CROSS-LICENSE AGREEMENT (this “Agreement”), dated as of May 17, 2021 (the “Effective Date”), is made between SPINALCYTE LLC, a Texas limited liability company (“SpinalCyte”) and FIBROBIOLOGICS LLC, a Texas limited liability company (“FibroBiologics”). FibroBiologics and SpinalCyte are each referred to individually as a “Party” and collectively as the “Parties.”.

WHEREAS, SpinalCyte owns 100% of the rights, title and interest in the SpinalCyte Licensed IP (as defined below);

WHEREAS, SpinalCyte desires to grant and FibroBiologics desires to accept an exclusive license to FibroBiologics to practice the SpinalCyte Licensed IP in a limited field of use;

WHEREAS, FibroBiologics owns 100% of the rights, title and interest in the FibroBiologics Licensed IP (as defined below); and

WHEREAS, FibroBiologics desires to grant and SpinalCyte desires to accept an exclusive license to SpinalCyte to practice the FibroBiologics Licensed IP in a limited field of use.

NOW THEREFORE, in consideration of the ongoing financial and other support provided by FibroBiologics to SpinalCyte and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, FibroBiologics and SpinalCyte hereby agree as follows:

ARTICLE 1 DEFINITIONS

“Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with such Party, where “control” means the possession, directly or indirectly, through one or more intermediaries, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, controlling interests or similar arrangement.

“Exploit” means to make, have made, import, use, sell or offer for sale, including to research, develop, commercialize, register, manufacture, have manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market, sell, have sold, dispose of, copy, distribute, create derivative works of, publicly perform or publicly display.

“FibroBiologics Licensed Field of Use” means, collectively, the diagnosis, treatment, prevention and palliation of (a) spinal diseases, disorders or conditions, (b) cancer, (c) orthopedics diseases, disorders or conditions and (4) multiple sclerosis.

“FibroBiologics Licensed IP” means the intellectual property set forth and described in Schedule 1 to this Agreement.

“FibroBio/ogics Licensed Product(s)” means any product, process or service that incorporates, utilizes or is made with the use of the SpinalCyte Licensed IP.

“Licensed IP” means the FibroBiologics Licensed IP and the SpinalCyte Licensed IP, collectively.

“Licensee” means the Party receiving rights under a license grant pursuant to this Agreement. Depending on the context, Licensee may mean either or both of SpinalCyte and FibroBiologics.

“Patent Owner” means the owner of a patent within the Licensed IP. Depending on the context, Patent Owner may mean either or both of SpinalCyte and FibroBiologics.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Prosecute and Maintain” means with regard to a patent, the preparing, filing, prosecuting and maintenance of such patent, as well as handling re-examinations and reissues with respect to such patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to the particular patent. For clarification, Prosecute and Maintain does not include any other enforcement actions taken with respect to a patent.

“SpinalCtye Licensed Field of Use” means any and all fields of use other than the FibroBiologics Licensed Field of Use, and specifically includes (without limitation) Alzheimer’s and other dementia related diseases, diabetes, cachexia, tissue regeneration, stroke, addiction, miscarriages, inflammatory bowel disease, transplant rejections, cerebral palsy, sclerosing cholangitis, Parkinson’s disease, erectile dysfunction, allergy, asthma, concussive neurological damage, encephalopathy, blindness, aneurysms, ovarian failure, dysbiosis, cerebral hemorrhage, acute respiratory distress syndrome, COVID, pathological immune response, dental/periodontal, and alopecia.

“Spina/Cyte Licensed IP” means the intellectual property set forth and described in Schedule 2 to this Agreement.

“Spina/Cyte Licensed Product(s)” means any product, process or service that incorporates, utilizes or is made with the use of the FibroBiologics Licensed IP.

ARTICLE 2 LICENSE GRANTS

Spina/Cyte License Grant to Fibrobiologics. Subject to the terms and conditions of this Agreement, SpinalCyte hereby grants to FibroBiologics, and FibroBiologics hereby accepts, a worldwide, perpetual, irrevocable, fully paid up, royalty-free, exclusive, transferable, sub-licensable license to the SpinalCyte Licensed IP, to Exploit Licensed Product(s) in the FibroBiologics Licensed Field of Use.

FibroBiologics License Grant to Spina/Cyte. Subject to the terms and conditions of this Agreement, FibroBiologics hereby grants to SpinalCyte, and SpinalCyte hereby accepts, a worldwide, perpetual, irrevocable, fully paid up, royalty-free, exclusive, transferable, sub licensable license to the FibroBiologics Licensed IP, to Exploit Licensed Product(s) in the SpinalCyte Licensed Field of Use.

Exclusivity. For the avoidance of doubt, the licenses in Section 2.1 and Section 2.2 are exclusive within their respective fields of use even as to the granting licensor.

No Implied Licenses. Except as otherwise specifically set forth herein, only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force and effect. No license or other intellectual property rights shall be created by implication in any patents, technology and/or proprietary information owned by a Party, even if such patents, technology, or proprietary information is necessary to exploit the Licensed IP.

ARTICLE 3

PATENT PROSECUTION AND MAINTENANCE; PATENT ENFORCEMENT

Patent Prosecution and Maintenance. Each Party, as Patent Owner, shall diligently and in good faith Prosecute and Maintain any and all patent applications and patents owned by such Party that are included in the Licensed IP, at its own cost. If a Patent Owner decides not to: (i) prosecute certain patent applications within the Licensed IP to issuance or (ii) maintain any United States or foreign issued patent within the Licensed IP, the Patent Owner shall timely notify the Licensee of such patent right in writing thereof and upon written request by the Licensee, the Parties shall cooperate to transfer the ownership of such patent right to the Licensee, provided, that the Patent Owner shall retain an a worldwide, irrevocable, fully paid up, royalty-free, exclusive, transferable, sublicensable license to and under the transferred patent right to Exploit Licensed Products in its field of use. The preceding sentence shall not apply to any patent applications within the Licensed IP that will be abandoned for the pursuit of a utility application in the case of a provisional application, a divisional or continuation application in the case of any utility application, any national stage applications in the case of a patent cooperation treaty application, or countries not validated in the case of a European or other regional patent application.

Infringement Procedures. During the term of this Agreement, each Party shall promptly inform the other of any suspected infringement, misuse, misappropriation, theft or breach of confidence of other proprietary rights in the Licensed IP by a third party (collectively “Third Party Activities”), and with respect to such activities as are suspected. For Third Party Activities involving a Licensee’s exclusive field of use, the Licensee shall have the first right, but not the obligation, to institute an action or proceeding against Third Party Activities and defend any declaratory judgment action relating thereto. The Patent Owner shall have the right, but not the obligation, to join any such suit, legal action or proceeding that is initiated by the Licensee, at the Licensee’s cost. The Patent Owner shall, where necessary, furnish a power of attorney solely for such purpose, or be named as a necessary party to, such action, at the Licensee’s cost. If the Licensee fails to bring such an action or proceeding within the earlier of (a) a period ofthree (3) months after receiving notice or otherwise having knowledge of such Third Party Activities, or (b) thirty (30) days before the time limit, if any, set forth in the applicable law or regulations for the filing of or response to such suit action or proceeding, whichever comes first, then the Patent Owner shall have the right, but not the obligation, to prosecute the same solely with respect to the activities at its own expense. The Party not instituting the action or the proceeding (the “Non-Instituting Party”) will reasonably cooperate with the Party instituting the action or the proceeding (the “Instituting Party”) in such action. In addition, notwithstanding anything to the contrary contained herein, if the Non-Instituting Party cooperates in such action, such cooperation shall be at the Instituting Party’s sole expense. Should either the Patent Owner or the Licensee commence action under the provisions of this Section 3.2 and thereafter elect to abandon the same, it shall give timely notice to the other Party who may, if it so desires, continue prosecution of such action or proceeding. All recoveries, whether by judgment, award, decree or settlement, from infringement or misuse of Licensed IP under this Section 3.2 shall be apportioned as follows: (a) the Instituting Party shall first recover an amount equal the costs and expenses incurred by such Party directly related to the prosecution of such action or proceeding, (b) the Non-Instituting Party shall then recover costs and expenses incurred by such Party, if any, directly related to its cooperation in the prosecution of such action or proceeding and (c) the remainder shall be shared by the Parties, with the Party bringing the action allocated eighty percent (80%) and the Party cooperating in such action allocated twenty percent (20%) of such amounts, such amount not to exceed $1,000,000.

Consent to Settle. Neither Party shall settle any action covered by Section 3.2 without first obtaining the consent of the other Party, which consent will not be unreasonably withheld.

Defense oflnfringement Claims. If any third party asserts a claim, demand, action, suit or proceeding against a Licensee (or any of its sublicensees), alleging that any Licensed Product or that the use or practice of the Licensed IP infringes, misappropriates or violates the intellectual property rights of any Person (any such claim, demand, action, suit or proceeding being referred to as and “Infringement Claim”), the Licensee shall promptly notify the Patent Owner in writing specifying the facts, to the extent known, in reasonable detail. In the case of any such Infringement Claim, the Licensee shall assume control of the defense and shall have the exclusive right to settle any Infringement Claim against the Licensee without the consent of the Patent Owner; provided, however, if such settlement requires any payment from the Patent Owner or decreases the Patent Owner’s rights under this Agreement, the Licensee shall be required to obtain the Patent Owner’s consent, which consent will not be unreasonably withheld.

ARTICLE 4 TERM

Term. This Agreement shall commence upon the Effective Date and expire, on a country-by-country basis, on the date of expiration of the last valid claim of the patent rights in the Licensed IP.

ARTICLE 5 INDEMNIFICATION

FibroBio/ogics Indemnity. FibroBiologics shall indemnify, defend, and hold harmless SpinalCyte, its Affiliates, and their respective shareholders, members, managers, directors, officers, employees, personnel and agents (collectively, the “SpinalCyte Indemnified Parties” and each an “Spina/Cyte Indemnified Party”) from and against all claims, actions, causes of action or demands, (including liabilities, costs, expenses, reasonable attorneys’ fees, damages and losses resulting from the foregoing) (collectively, “Claims”) brought by or on behalf of a third party arising out of or in connection with: (a) any violation of applicable law by FibroBiologics, its Affiliates or its sublicensees; (b) any claim that a FibroBiologics Licensed Product or that the use of the SpinalCyte Licensed IP by Fibrobiologics, its Affiliates or its sublicensees infringes, misappropriates or otherwise violates any intellectual property rights of any third party; and (c) FibroBiologics’s, its Affiliates or its sublicensses gross negligence, willful misconduct or fraudulent conduct. FibroBiologics shall not be responsible to, nor shall it indemnify any SpinalCyte Indemnified Party for any Claims to the extent arising from any negligent act or omission or willful misconduct of an SpinalCyte Indemnified Party and its shareholders, members, managers, directors, officers, employees, personnel and agents, and those for whom in law SpinalCyte is responsible for. This Section 5.1 shall survive any termination or expiration of this Agreement.

SpinalCyte Indemnity. SpinalCyte shall indemnify, defend, and hold harmless FibroBiologics, its Affiliates, and their respective shareholders, members, managers, directors, officers, employees, personnel and agents (collectively, the “FibroBiologics Indemnified Parties” and each a “FibroBiologics Indemnified Party”) from and against any Claims brought by or on behalf of a third party arising out of or in connection with: (a) any violation of applicable law by SpinalCyte, its Affiliates or its sublicensees; (b) any claim that a SpinalCyte Licensed Product or that the use of the FibroBiologics Licensed IP by SpinalCyte, its Affiliates or its sublicensees infringes, misappropriates or otherwise violates the intellectual property rights of any third party; (c) SpinalCyte’s, its Affiliates’ or its sublicensees gross negligence, willful misconduct or fraudulent conduct. SpinalCyte shall not be responsible to, nor shall it indemnify a FibroBiologics Indemnified Party for any Claims to the extent arising from any negligent act or omission or willful misconduct of FibroBiologics, its Affiliates, and those for whom in law FibroBiologics is responsible for. This Section 5.2 shall survive any termination or expiration of this Agreement.

Procedure. The indemnified Party shall promptly notify the indemnifying Party in writing of any Claim for which it believes it is entitled to indemnification hereunder. Failure or delay in providing such notice shall not relieve the indemnifying Party of its indemnification obligations, except to the extent the indemnifying Party demonstrates that the defense or settlement of the Claim has been prejudiced thereby. Subject to prov1s1ons below in this Section 5.3, the indemnifying Party shall have the right to control the defense and settlement of any Claim, or may at any time tender control of the defense or settlement of such Claim to the indemnified Party. The indemnified Party shall have the right to approve of counsel retained by the indemnifying Party for such Claim (such approval not to be unreasonably withheld, conditioned or delayed), and may, at its own cost, elect to participate in the defense or settlement of any Claim with counsel of its choice. No compromise or settlement other than solely for an amount of money may be committed to by the indemnifying Party without the indemnified Party’s prior written approval (which shall not be unreasonably withheld, conditioned or delayed).

ARTICLE 6 LIMITATION OF LIABILITY

WAIVER OF CONSEQUENTIAL DAMAGES. EXCEPT WITH RESPECT TO EACH PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO ARTICLE 5, FRAUD OR INTENTIONAL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY, ITS DIRECT OR INDIRECT SUBSIDIARIES, AFFILIATES, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND, NOR FOR ANY LOST PROFITS OR REVENUES, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT.

LIMITATION OF LIABILITY. EXCEPT FOR EACH PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO ARTICLE 5, OR GROSS NEGLIGENCE OR FRAUD OR INTENTIONAL MISCONDUCT, THE MAXIMUM AGGREGATE LIABILITY OF EITHER PARTY TO THE OTHER, FOR ANY REASON AND UPON ANY CAUSE OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LIMITED TO AN AMOUNT NOT TO EXCEED $1,000,000, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR SUCH DAMAGES ARE REASONABLY FORESEEABLE. THE FOREGOING LIMITATIONS SHALL APPLY REGARDLESS OF THE CAUSE OR FORM OF ACTION, WHETHER BASED IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, WARRANTY OR OTHERWISE AND SHALL: NEVER BE DEEMED TO FAIL IN THEIR ESSENTIAL PURPOSE.

ARTICLE 7 CONFIDENTIALITY

Definition. For purposes of this Agreement, “Confidential Information” of a Party means any non-public information or materials belonging to, concerning or in the possession or control of such Party or its Affiliates (the “Disclosing Party”) that is furnished, disclosed or otherwise made available (directly or indirectly) to the other Party (or Persons acting on such other Party’s behalf) (the “Receiving Party”) in connection with this Agreement and which is either marked or identified as confidential or proprietary or is of a type that a reasonable person would recognize it to be confidential or proprietary.

Confidentiality Obligations. During the term and for a period of two (2) years thereafter, or in the event an item is a trade secret, so long as the item remains a trade secret, the Receiving Party shall: (a) hold the Confidential Information in strict confidence and avoid the disclosure thereof to any third party by using the same degree of care as it uses to avoid the unauthorized use or disclosure of its own Confidential Information of a similar nature, but not less than reasonable care; and (b) not use the Confidential Information for any purpose except as contemplated under this Agreement. Should a Party become possessed of a trade secret of a Disclosing Party underthe terms of this Agreement, the Receiving Party shall not, during the term and thereafter, use or disclose such trade secret. The Receiving Party shall restrict the possession and use of Confidential Information to its personnel who have a need to know and are bound by confidentiality obligations no less stringent than those contained herein. The Receiving Party may disclose Confidential Information as required by applicable law, provided the Receiving Party discloses only such information as is required by applicable law and, if permitted by applicable law, uses reasonable efforts to notify the Disclosing Party of such disclosure in sufficient time to allow the Disclosing Party to seek a protective order or similar confidential treatment at Disclosing Party’s expense. The Receiving Party shall promptly notify the Disclosing Party of any facts known to the Receiving Party regarding any unauthorized disclosure or use of Confidential Information. Each Party acknowledges that its breach of the obligations set forth in this Section 7.2 may cause irreparable harm for which the other Party shall be entitled to seek injunctive or other equitable relief. All Confidential Information shall remain the exclusive property of the Disclosing Party.

Limitations. Confidential Information shall not include any information that: (a) was demonstrably known by the Receiving Party before disclosure by the Disclosing Party, (b) becomes generally publicly known or otherwise known to the Receiving Party after such disclosure, other than by breach of a confidentiality obligation; or (c) is independently developed by the Receiving Party by persons without access to such information.

Return or Destruction of Confidential Information. Upon termination of this Agreement for any reason or upon the other Party’s written request, each Party shall promptly:

(a) return or destroy, at the other Party’s direction, all material embodying the Confidential Information of the other Party in such Party’s possession, custody or control; and (b) if requested by the other Party, deliver an affidavit certifying that such Party has complied with the obligations set forth herein.

Residual Rights. Each Party acknowledges and agrees that the other Party, its Affiliates and their respective employees and agents shall be free to use and employ their general skills, ideas, concepts, know-how and expertise, and to use, disclose, and employ any generalized ideas, concepts, know-how, methods, techniques or skills gained or learned during the course of any activities performed hereunder, subject to its obligations respecting the other Party’s Confidential Information pursuant to this Article 7.

ARTICLE 8 REPRESENTATIONS AND WARRANTIES.

Mutual Representations and Warranties. Each Party represents and warrants to the other that they each have: (a) all requisite legal and corporate power to execute and deliver this Agreement; (b) taken all corporate action necessary for the authorization, execution and delivery of this Agreement; (c) no agreement or understanding with any third party that interferes with or will interfere with the performance of their respective obligations under this Agreement; (d) obtained and shall maintain all rights, approvals and consents necessary to perform their respective obligations under this Agreement; (e) taken all action required or necessary to make such agreements legal, valid and binding obligations upon them; and (f) it has the right to grant the licenses to the other which are granted in this Agreement.

Disclaimer. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS SECTION 8.1, AND EACH PARTY EXPRESSLY DISCLAIMS ANY IMPLIED OR STATUTORY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, QUALITY, TITLE OR ANY REPRESENTATION OR WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE.

ARTICLE 9 ADDITIONAL PROVISIONS

Further Assurances. Each Party covenants and agrees to execute and deliver or cause to be executed and delivered to the other Parties such instruments or further assurances as may, in the reasonable opinion of such other Party, be necessary or desirable to give effect to the provisions of this Agreement.

Notices. All notices required or permitted under this Agreement shall be in writing and delivered via overnight mail or overnight courier service, signature proof of receipt required. Notices shall be directed to the addresses set forth below and shall be deemed effective upon receipt. Either Party may change its address for notices from time to time by providing written notice to the other Party.

If to SpinalCyte:

President of SpinalCyte PO Box 891146

Houston, Texas 77289

If to FibroBiologics:

President of SpinalCyte PO Box 891146

Houston, Texas 77289

Assignment. The Agreement shall be binding on the Parties and their successors and permitted assigns. Neither Party shall assign, transfer or delegate any of its rights, duties or obligations under this Agreement, or any part thereof, whether by operation of law or otherwise, without the prior written consent of the other Party, provided that either Party shall be entitled to assign or transfer this Agreement in connection with the sale or acquisition of its business to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. Any assignment in violation of this paragraph shall be void ab initio.

Publicity; Press Releases. Neither Party shall, without the prior written consent of the other Party which shall not be unreasonably withheld, issue any press releases or make any public statements concerning the existence of or activities under this Agreement or disclose the terms of this Agreement to any third party other than its legal, financial and other advisors under a duty of confidentiality. The Parties will mutually agree upon the content and timing of any press release announcing the execution of this Agreement or otherwise relating to the terms of this Agreement.

Modifications; Waiver. This Agreement may be modified only pursuant to a writing executed by authorized representatives of both Parties. The Parties expressly disclaim the right to claim the enforceability of any oral modifications to this Agreement or any amendments based on course of dealing, waiver, reliance, estoppel or other similar legal theory. No delay or omission by either Party to exercise any right occurring upon any non-compliance or default of the other Party with respect to any of the terms of this Agreement shall impair any such right or be construed to be a waiver thereof.

No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their successors and permitted assigns and nothing herein, express or implied, shall give or be construed to give any Person other than the Parties any legal or equitable rights hereunder.

Severability. In the event any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be amended and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law, and the remaining provisions of this Agreement shall continue in full force and effect.

Arbitration. The Parties agree that any and all disputes, claims or controversies arising out of or related to this Agreement, including any claims under any statute or regulation (“Disputes”), shall be submitted first to non-binding mediation. If the Disputes are not resolved through mediation, then, upon the election of either Party, the Disputes shall be submitted for binding arbitration. Unless the Parties agree otherwise, any mediation and arbitration shall take place in the State of Texas, Harris County, and shall be administered by, and pursuant to the rules of, the American Arbitration Association (“AAA”).

Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of New York, without reference to the principles of conflicts of law that would apply the substantive laws of another jurisdiction. In the event a court or other tribunal of competent jurisdiction rules that Section 9.9 or any provision therein is invalid or otherwise unenforceable, each Party hereby submits to the exclusive jurisdiction of the state and federal courts located in [Harris County, Texas] over any Disputes arising out of or relating to this Agreement and waives the right to object to such venue or make a claim offorum non conveniens. Notwithstanding the foregoing, nothing herein shall prevent either Party from commencing an action for the purpose of seeking immediate injunctive relief in the appropriate jurisdiction.

Survival. Any·provision of this Agreement that contemplates performance or observance subsequentto any expiration or termination of this Agreement, or which is otherwise necessary to interpret the respective rights and obligations of the Parties hereunder, shall survive any expiration or termination of this Agreement and continue in full force and effect, including without limitation Article 1 (General), Article 5 (Indemnification), Article 6 (Limitation of Liability), Article 7 (Confidentiality), and Article 9 (Additional Provisions).

Headings; Construction. The headings of the various sections in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement or this Agreement. The Parties acknowledge and agree that any principle of construction or rule of law that provides that an agreement shall be construed against the drafter of the agreement in the event of any inconsistency or ambiguity in such agreement shall not apply to the terms and conditions of this Agreement.

Entire Agreement. This Agreement, together with the Schedules attached hereto, sets forth the entire and exclusive agreement between the Parties as to the subject matter hereof and supersedes all prior and contemporaneous understandings, negotiations and agreements, written or oral, between the Parties.

Counterparts. This Agreement may be executed in several counterparts, including by e-mail and with electronic signatures, each of which will be deemed an original, and all of which taken together shall constitute one single agreement between the Parties with the same effect as if all the signatures were upon the same instrument. An electronic signature shall be as legally effective as an original signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first above written.

FIBROBIOLOGICS LLC

By:	/s/ Pete O’Heeron
Name:	Pete O’Heeron
Title:	Manager

SPINALCYTE LLC

By:	/s/ Pete O’Heeron
Name:	Pete O’Heeron
Title:	CEO

Schedule 1

FibroBiologics Licensed IP

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0002AU.D1	Australia	2011253785	12/2/2011	2011253785	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002AU.D2	Australia	2013257540	11/19/2013	2013257540	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002AU.D3	Australia	2015202319	5/6/2015	2015202319	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002AU.D4	Australia	2017206234	7/20/2017	2017206234	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002AU.D5	Australia	2018220112	8/23/2018	2018220112	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002CN.D1	China	201110261353.3	8/9/2011	ZL 201110261353.3	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0002JP .D1	Japan	2012-241637	11/1/2012	6151006	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002JP.D2	Japan	2015-080729	4/10/2015		METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002JP.D3	Japan	2017-184649	9/26/2017	6676022	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002JP.D3D1	Japan	2020-000328	1/6/2020		METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002JP.D4	Japan	2017-184650	9/26/2017		METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR
AMTK.P0002US.C1	United States of America	13/185472	7/18/2011	9138460	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D1	United States of America	12/775720	5/7/2010	8728495	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

					BIOREACTOR
AMTK.P0002US.D2	United States of America	12/775736	5/7/2010	9545432	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D2C1	United States of America	15/371994	12/7/2016	10052410	METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D2C2	United States of America	16/038915	7/18/2018	10806824	METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D2C3	United States of America	16/865926	5/4/2020		METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D3	United States of America	12/775753	5/7/2010	8298560	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D4	United States of America	12/775765	5/7/2010	9320776	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0002US.D5	United States of America	12/775771	5/7/2010	9533024	METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0003CN	China	201280063195.3	6/20/2014		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003CN.D1	China	201711263200.6	12/5/2017		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003ECH	Switzerland	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003ECH.D1	Switzerland	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EDE	Germany	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EDE.D1	Germany	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EES	Spain	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EES.DI	Spain	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0003EFR	France	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EFR.D1	France	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EGB	United Kingdom	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EGB.D1	United Kingdom	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EHK	Hong Kong	14111200.7	11/4/2014	HKl 197832	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EHK.D1	Hong Kong	18111368.1	9/5/2018	HK1252036	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EIE.D1	Ireland	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003 EIT	Italy	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EIT.D1	Italy	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EP	European Patent	12846950.9	5/21/2014	2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

	Office				DISEASE
AMTK.P0003EP.Dl	European Patent Office	17192969.8	9/25/2017	3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EP.D2	European Patent Office	20186304.0	7/16/2020		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003IN	India	391 l/DELNP/2014	5/15/2014		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003US	United States of America	14/357558	5/9/2014		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003US.D 1	United States of America	15/957741	4/19/2018		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003US.Pl	United States of America	61/557479	11/9/2011		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003US.P2	United States of America	61/691391	8/21/2012		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003WO	Patent Cooperation Treaty	PCT/US2012/064101	11/8/2012		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0004AU	Australia	2013299505	2/2/2015	2013299505	GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0004AU.Dl	Australia	2017201708	3/13/2017	2017201708	GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004CA	Canada	2881126	2/4/2015		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004CHK.D1	Hong Kong	42020009561.0	6/18/2020		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004CN	China	201380047210.X	3/11/2015		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004CN.D1	China	201911186070.X	11/28/2019		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004EHK	Hong Kong	15110635.3	10/28/2015		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004EP	European Patent Office	13827360.2	3/4/2015		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004IN	India	1321/DELNP/2015	2/18/2015		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004JP	Japan	2015-526709	2/9/2015	6456826	GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004JP .D1	Japan	2018-032337	2/26/2018	6574502	GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004JP .D2	Japan	2019-149332	8/16/2019		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004US	United States of America	13/962241	8/8/2013		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0004US.P1	United States of America	61/681731	8/10/2012		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004 WO	Patent Cooperation Treaty	PCT/US2013/054158	8/8/2013		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0005AU	Australia	2014281818	12/7/2015	2014281818	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005AU.D1	Australia	2019253856	10/23/2019		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005CA	Canada	2915249	12/11/2015		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005CN	China	201480039060.2	1/8/2016		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005ECH	Switzerland	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EDE	Germany	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EES	Spain	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EFR	France	14813201.2		301’1015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EGB	United Kingdom	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EHK	Hong Kong	16110257.9	8/29/2016		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0005EIE	Ireland	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EIT	Italy	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EP	European Patent Office	14813201.2	1/6/2016	3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005IN	India	201617001725	1/18/2016		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005JP	Japan	2016-521475	12/18/2015		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005JP.D1	Japan	2020-119475	7/10/2020		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005US	United States of America	14/304247	6/13/2014	10206954	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005US.Cl	United States of America	16/244333	1/10/2019		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005US.P1	United States of America	61/836975	6/19/2013		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005WO	Patent Cooperation Treaty	PCT/US2014/042322	6/13/2014		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0006AU	Australia	2014317861	3/8/2016	2014317861	GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0006AU.Dl	Australia	2019268095	11/20/2019		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006CA	Canada	2923857	3/9/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006CN	China	201480057130.7	4/18/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006EHK	Hong Kong	16112454.6	10/28/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006EP	European Patent Office	14841529.2	4/5/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006IN	India	201617011955	4/5/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006JP	Japan	2016-542044	3/9/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006JP .D1	Japan	2020-033592	2/28/2020		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0006US	United States of America	14/917560	3/8/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006US.Pl	United States of America	61/875509	9/9/2013		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006WO	Patent Cooperation Treaty	PCT/US2014/054804	9/9/2014		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007 AU	Australia	2017207445	7/3/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTESOR CARTILAGE TYPE CELLS

AMTK.P0007CA	Canada	3011306	7/11/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007CN	China	201780011692.1	8/16/2018		CELLULAR BLEND. FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007EHK	Hong Kong	18115243.3	11/28/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0007EP	European Patent Office	17739050.7	7/12/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTESOR CARTILAGE TYPE CELLS

AMTK.P0007IN	India	201817025735	7/10/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007JP	Japan	2018-536724	7/13/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007US	United States of America	16/068096	7/3/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTESOR CARTILAGE TYPE CELLS

AMTK.P0007US.Pl	United States of America	62/278635	1/14/2016		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007US.P2	United States of America	62/413587	10/27/2016		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007WO	Patent Cooperation Treaty	PCT/US2017/013449	1/13/2017		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTESOR CARTILAGE TYPE

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title
					CELLS
AMTK.P0008CA.D1	Canada	2925550	3/30/2016	2925550	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008CA.D2	Canada	3019254	10/1/2018	3019254	USE OF CHONDROCYTE-LIKE CELLS TO TREAT A JOINT IN NEED OF REPAIR

AMTK.P0008ECH	Switzerland	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008ECH.D 1	Switzerland	16195838.4		3146939	METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EDE	Germany	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EDE.D1	Germany	16195838.4		3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0008EES	Spain	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EES.D1	Spain	16195838.4		3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EFR	France	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EFR.D1	France	16195838.4		3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EGB	United Kingdom	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EGB.D1	United Kingdom	16195838.4		3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EHK.D1	Hong Kong	17108880.7	9/4/2017	HK1236375	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

					BIOREACTOR
AMTK.P0008EIT	Italy	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EIT.D1	Italy	16195838.4		3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EP.Dl	European Patent Office	16195838.4	10/26/2016	3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P00 l 7EP	European Patent Office	19795975.2	11/23/2020		FIBROBLAST DELIVERY OF TUMOR INHIBITORY AGENTS

AMTK.P00 l 7US	United States of America	17/052830	11/4/2020		FIBROBLAST DELIVERY OF TUMOR INHIBITORY AGENTS

AMTK.P0017US.Pl	United States of America	62/666786	5/4/2018		FIBROBLAST DELIVERY OF TUMOR INHIBITORY AGENTS

AMTK.P00 l 7WO	Patent Cooperation Treaty	PCT/US2019/030585	5/3/2019		FIBROBLAST DELIVERY OF TUMOR INHIBITORY AGENTS

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P00 l 8EP	European Patent Office	19795797.0	11/23/2020		DE-DIFFERENTIATED FIBROBLAST- CONDITIONED MEDIA FOR STIMULATION OF DISC REGENERATION

AMTK.P00 l 8US	United States of America	17/052841	11/4/2020		DE-DIFFERENTIATED FIBROBLAST- CONDITIONED MEDIA FOR STIMULATION OF DISC REGENERATION

AMTK.P00 l 8US.Pl	United States of America	62/666777	5/4/2018		DE-DIFFERENTIATED FIBROBLAST- CONDITIONED MEDIA FOR STIMULATION OF DISC REGENERATION

AMTK.P00 l 8WO	Patent Cooperation Treaty	PCT/US2019/030570	5/3/2019		DE-DIFFERENTIATED FIBROBLAST- CONDITIONED MEDIA FOR STIMULATION OF DISC REGENERATION

AMTK.P00 l 9EHK	Hong Kong				INTRADISCAL T- REGULATORY CELL ADMINISTRATION FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P00 l 9EP	European Patent Office	19796226.9	11/24/2020		INTRADISCAL T- REGULATORY CELL ADMINISTRATION FOR TREATMENT OF DISC DEGENERATIVE DISEASE

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P00 l 9US	United States of America	17/052845	11/4/2020		INTRADISCAL T- REGULATORY CELL ADMINISTRATION FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P00 l 9US.Pl	United States of America	62/666807	5/4/2018		INTRADISCAL T REGULATORY CELL ADMINISTRATION FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P0019WO	Patent Cooperation Treaty	PCT/US2019/030564	5/3/2019		INTRADISCAL T- REGULATORY CELL ADMINISTRATION FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P0020EP	European Patent Office	19796689.8	11/24/2020		ENHANCEMENT OF FIBROBLAST PLASTICITY FOR TREATMENT OF DISC DEGENERATION

AMTK.P0020US	United States of America	17/052854	11/4/2020		ENHANCEMENT OF FIBROBLAST PLASTICITY FOR TREATMENT OF DISC DEGENERATION

AMTK.P0020US.P1	United States of America	62/666816	5/4/2018		ENHANCEMENT OF FIBROBLAST PLASTICITY FOR TREATMENT OF DISC DEGENERATION

AMTK.P0020WO	Patent Cooperation Treaty	PCT/US2019/030577	5/3/2019		ENHANCEMENT OF FIBROBLAST PLASTICITY FOR TREATMENT OF DISC DEGENERATION

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0025AU	Australia	2019332928	3/11/2021		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025CA	Canada	3111213	2/26/2021		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025EP	European Patent Office	19853816.7	3/24/2021		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025US	United States of America	17/271529	2/25/2021		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025US.Pl	United States of America	62/723105	8/27/2018		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025US.P2	United States of America	62/820636	3/19/2019		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025WO	Patent Cooperation Treaty	PCT/US2019/0483l l	8/27/2019		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0033US.Pl	United States of America	62/793545	1/17/2019		FIBROBLASTS AND MACROVESICLES THEREOF FOR REDUCTION OF TOXICITY ASSOCIATED WITH CANCER INNUMOTHERAPY

AMTK.P0033WO	Patent Cooperation Treaty	PCT/US2020/014018	1/17/2020		FIBROBLASTS AND MICROVESICLES THEREOF FOR REDUCTION OF TOXICITY ASSOCIATED WITH CANCER INNUMOTHERAPY

AMTK.P0039US.Pl	United States of America	62/839716	4/28/2019		FIBROBLAST CELL THERAPY FOR TREATMENT OF OSTEOPOROSIS

AMTK.P0039WO	Patent Cooperation Treaty	PCT/US2020/030063	4/27/2020		FIBROBLAST CELL THERAPY FOR TREATMENT OF OSTEOPOROSIS

AMTK.P004 l US.Pl	United States of America	62/929828	11/2/2019		FIBROBLAST- DERIVED UNIVERSAL IMMUNOLOGICAL COMPOSITION

AMTK.P004 l WO	Patent Cooperation Treaty	PCT/US2020/058492	11/2/2020		FIBROBLAST- DERIVED UNIVERSAL IMMUNOLOGICAL COMPOSITION

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0042US	United States of America	17/022897	9/16/2020		TREATMENT OF DISC DEGENERATIVE DISEASE AND STIMULATION OF PROTEOGL YCAN SYNTHESIS BY FIBROBLAST CONDITIONED MEDIA AND FORMULATIONS THEREOF

AMTK.P0042US.Pl	United States of America	62/901164	9/16/2019		TREATMENT OF DISC DEGENERATIVE DISEASE AND STIMULATION OF PROTEOGLYCAN SYNTHESIS BY FIBROBLAST CONDITIONED MEDIA AND FORMULATIONS THEREOF

AMTK.P0042WO	Patent Cooperation Treaty	PCT/US2020/051036	9/16/2020		TREATMENT OF DISC DEGENERATIVE DISEASE AND STIMULATION OF PROTEOGLYCAN SYNTHESIS BY FIBROBLAST CONDITIONED MEDIA AND FORMULATIONS THEREOF

AMTK.P0044US.Pl	United States of America	62/929830	11/2/2019		INTRATUMORAL ADMINISTRATION OF IMMUNE CELLULAR THERAPEUTICS

AMTK.P0044 WO	Patent Cooperation Treaty	PCT/US2020/058497	11/2/2020		INTRATUMORAL ADMINISTRATION OF IMMUNE CELLULAR THERAPEUTICS

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0045US.Pl	United States of America				FIBROBLAST DELIVERY OF HYPERACUTE REJECTION INDUCING PAYLOAD TO CANCER CELLS

AMTK.P0048US.P1	United States of America	62/953841	12/26/2019		AUGMENTATION OF FIBROBLAST MEDIATED REGENERATION OF INTRAVERTEBRAL DISCS

AMTK.P0048WO	Patent Cooperation Treaty	PCT/US2020/067225	12/28/2020		AUGMENTATION OF FIBROBLAST MEDIATED REGENERATION OF INTRAVERTEBRAL DISCS

AMTK.P0054US.Pl	United States of America	62/914523	10/13/2019		CANNABIDIOL ADJUVANT THERAPY FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P0054WO	Patent Cooperation Treaty	PCT/US2020/055313	10/13/2020		CANNABIDIOL ADJUVANT THERAPY FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P0055US	United States of America	16887720	5/29/2020		CONCURRENT ACTIVATION OF REGENERATIVE AND TOLEROGENIC PROCESSES BY FIBROBLAST-BASED COMPOSITIONS FOR THE TREATMENT OF MULTIPLE SCLEROSIS

AMTK.P0055US.Pl	United States of America	62855010	5/31/2019		CONCURRENT ACTIVATION OF REGENERATIVE AND TOLEROGENIC

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

PROCESSES BY FIBROBLAST-BASED COMPOSITIONS FOR THE TREATMENT OF MULTIPLE SCLEROSIS
AMTK.P0055WO	Patent Cooperation Treaty	PCT/US2020/035234	5/29/2020		CONCURRENT ACTIVATION OF REGENERATIVE AND TOLEROGENIC PROCESSES BY FIBROBLAST-BASED COMPOSITIONS FOR THE TREATMENT OF MULTIPLE SCLEROSIS

AMTK.P006 l US.Pl	United States of America	62/977604	2/17/2020		TELOMERE LENGTH MODULATION USING FIBROBLASTS AND DERIVITAVES THEREOF

AMTK.P0061 WO	Patent Cooperation Treaty	PCT/US2021/018160	2/16/2021		TELOMERE LENGTH MODULATION USING FIBROBLASTS

AMTK.P0074US.Pl	United States of America	63/017918	4/30/2020		IMMUNOTHERAPEUTI C METHODS AND COMPOSITIONS FOR TARGETING CANCER FIBROBLASTS

AMTK.P0074WO	Patent Cooperation Treaty	PCT/US2021/070496	4/30/2021		IMMUNOTHERAPEUTI C METHODS AND COMPOSITIONS FOR TARGETING CANCER FIBROBLASTS

AMTK.P0077US.Pl	United States of America		Closed duplicate case		CANCER FIBROBLAST SPECIFIC CANCER IMMUNOTHERAPY

P03351AU0	Australia	2007212085	7/29/2008	2007212085	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title
					BIOREACTOR
P03351CA0	Canada	2641170	7/25/2008	2641170	METHODS AND COMPOSITJONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351CN0	China	200780004506.8	7/31/2008	ZL 200780004506.8	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351EP0	European Patent Office	07763383.2	9/2/2008	1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351HK0	Hong Kong	09104307.l	5/11/2009	HKl 125406	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351IN0	India	690 l/DELNP/2008	8/12/2008		METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351JP0	Japan	2008-554464	8/6/2008	5269612	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

P03351US0	United States of America	60/771172	2/7/2006		METHOD FOR REPAIRING AN INTERVERTEBRAL DISC

P0335 l US1	United States of America	11/671082	2/5/2007	7850983	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351WO0	Patent Cooperation Treaty	PCT/US2007/061590	2/5/2007		METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

[End of Schedule 1.}

Schedule 2

SpinalCyte Licensed IP

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0009AU	Australia	2018207541	7/16/2019		METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P0009CA	Canada	3049768	7/9/2019		METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P0009CN	China	201880013348.0	8/22/2019		METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P0009EHK	Hong Kong	62020004216.1	3/13/2020		METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P0009EP	European Patent Office	18738916.8	7/24/2019		METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P0009IN	India	201917032228	8/8/2019		METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P0009JP	Japan	2019-558339	7/10/2019		METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P0009US	United States of America	15/868420	1/11/2018		METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P0009US.Cl	United States of America				METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0009US.Pl	United States of America	62/445133	1/11/2017		METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P0009WO	Patent Cooperation Treaty	PCT/US2018/013357	1/11/2018	;	METHODS OF ENHANCING FIBROBLAST THERAPEUTIC ACTIVITY

AMTK.P00l0AU	Australia	2018254498	9/17/2019		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

AMTK.P00lOCA	Canada	3058783	10/1/2019		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

AMTK.PO0lOCHK	Hong Kong	62020007292.9	5/12/2020		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

AMTK.P00lOCN	China	201880025815.1	10/18/2019		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

AMTK.P00lOEP	European Patent Office	18787206.4	10/8/2019		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

AMTK.P00l0IN	India	201917042021	10/17/2019		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

AMTK.P00lOJP	Japan	2019-556899	10/18/2019		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

AMTK.P00lOUS	United States of America	16/495371	9/18/2019		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P00l0US.Pl	United States of America	62/487143	4/19/2017		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

AMTK.P00l0WO	Patent Cooperation Treaty	PCT/US2018/028358	4/19/2018		STIMULATION OF ANGIOGENESIS BY FIBROBLAST DERIVED EXOSOMES

AMTK.P00llAU	Australia	2018375151	5/20/2020		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P00llCA	Canada	3083354	5/22/2020		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P00llCHK	Hong Kong	62020021460.4	12/2/2020		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P00llCN	China	201880086376.5	7/13/2020		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P00llEP	European Patent Office	18884660.4	6/5/2020		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P00lllN	India	202017027209	6/26/2020		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P00llJP	Japan	2020-529293	5/28/2020		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P00llUS	United States of America	16/765060	5/18/2020		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P00llUS.Pl	United States of America	62/591858	11/29/2017		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P0011US.P2	United States of America				INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P00llWO	Patent Cooperation Treaty	PCT/US2018/063001	11/29/2018		INTERACTION OF FIBROBLASTS AND IMMUNE CELLS FOR ACTIVATION AND USES THEREOF

AMTK.P0016AU	Australia	2018388979	6/22/2020		AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

AMTK.P0016CA	Canada		6/16/2020		AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

AMTK.P0016CHK	Hong Kong				AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

AMTK.P0016CN	China	201880086500.8	7/14/2020		AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

AMTK.P0016EP	European Patent. Office	18892707.3	6/11/2020		AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

AMTK.P0016IN	India	202017026981	6/25/2020		AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

AMTK.P0016JP	Japan	2020-534217	6/19/2020		AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

AMTK.P0016US	United States of America	16/770495	6/5/2020		AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0016US.Pl	United States of America	62/608031	12/20/2017		AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

AMTK.P0016WO	Patent Cooperation Treaty	PCT/US2018/065931	12/17/2018		AUGMENTATION OF FIBROBLAST REGENERATIVE ACTIVITY

AMTK.P0021CA	Canada	3099387	11/4/2020		PAIN REDUCING EFFECTS OF FIBROBLASTS AND THEREOF FOR TREATMENT OF PAIN

AMTK.P0021US	United States of America	17/052859	11/4/2020		PAIN REDUCING EFFECTS OF FIBROBLASTS AND TREATMENT OF PAIN

AMTK.P0021US.Pl	United States of America	62/666828	5/4/2018		PAIN REDUCING EFFECTS OF FIBROBLASTS AND THEREOF FOR TREATMENT OF PAIN

AMTK.P0021WO	Patent Cooperation Treaty	PCT/US2019/030596	5/3/2019		PAIN REDUCING EFFECTS OF FIBROBLASTS AND THEREOF FOR TREATMENT OF PAIN

AMTK.P0022CA	Canada	3103823	12/14/2020		USE OF FIBROBLASTS AND/OR MODIFIED FIBROBLASTS FOR THREE DIMENSIONAL TISSUE PRINTING

AMTK.P0022EP	European Patent Office				USE OF FIBROBLASTS AND/OR MODIFIED FIBROBLASTS FOR THREE DIMENSIONAL TISSUE PRINTING

AMTK.P0022US	United States of America	17/251587	12/11/2020		USE OF FIBROBLASTS AND/OR MODIFIED FIBROBLASTS FOR THREE DIMENSIONAL TISSUE PRINTING

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0022US.Pl	United States of America	62/684844	6/14/2018		USE OF FIBROBLASTS AND/OR MODIFIED FIBROBLASTS FOR THREE DIMENSIONAL TISSUE PRINTING

AMTK.P0022WO	Patent Cooperation Treaty	PCT/US2019/037310	6/14/2019		USE OF FIBROBLASTS AND/OR MODIFIED FIBROBLASTS FOR THREE DIMENSIONAL TISSUE PRINTING

AMTK.P0023AU	Australia				METHODS AND COMPOSITIONS FOR TREATMENT OF TYPE 1 DIABETES USING FIBROBLASTS AS FACILITATORS OF ISLET ENGRAFTMENT

AMTK.P0023CA	Canada				METHODS AND COMPOSITIONS FOR TREATMENT OF TYPE 1 DIABETES USING FIBROBLASTS AS FACILITATORS OF ISLET ENGRAFTMENT

AMTK.P0023EP	European Patent Office				METHODS AND COMPOSITIONS FOR TREATMENT OF TYPE 1 DIABETES USING FIBROBLASTS AS FACILITATORS OF ISLET ENGRAFTMENT

AMTK.P0023JP	Japan				METHODS AND COMPOSITIONS FOR TREATMENT OF TYPE 1 DIABETES USING FIBROBLASTS AS FACILITATORS OF ISLET ENGRAFTMENT

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0023US	United States of America	17/309176	5/3/2021		METHODS AND COMPOSITIONS FOR TREATMENT OF TYPE 1 DIABETES USING FIBROBLASTS AS FACILITATORS OF ISLET ENGRAFTMENT

AMTK.P0023US.Pl	United States of America	62/755523	11/4/2018		METHODS AND COMPOSITIONS FOR TREATMENT OF TYPE 1 DIABETES USING FIBROBLASTS AS FACILITATORS OF ISLET ENGRAFTMENT

AMTK.P0023WO	Patent Cooperation Treaty	PCT/US2019/059666	11/4/2019		METHODS AND COMPOSITIONS FOR TREATMENT OF TYPE 1 DIABETES USING FIBROBLASTS AS FACILITATORS OF ISLET ENGRAFTMENT

AMTK.P0024AU	Australia				TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF

AMTK.P0024CA	Canada				TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF

AMTK.P0024EP	European Patent Office				TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF

AMTK.P0024JP	Japan				TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF

AMTK.P0024US	United States of America	17/309177	5/3/2021		TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0024US.Pl	United States of America	62/755542	11/4/2018		TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF

AMTK.P0024WO	Patent Cooperation Treaty	PCT/US2019/059678	11/4/2019		TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF

AMTK.P0026AU	Australia				REGENERATIVE ABSCOPAL EFFECTS

AMTK.P0026CA	Canada				REGENERATIVE ABSCOPAL EFFECTS

AMTK.P0026EP	European Patent Office	19881814.8			REGENERATIVE ABSCOPAL EFFECTS

AMTK.P0026JP	Japan				REGENERATIVE ABSCOPAL EFFECTS

AMTK.P0026US	United States of America	17/309207	5/6/2021		REGENERATIVE ABSCOPAL EFFECTS

AMTK.P0026US.Pl	United States of America	62/757764	11/9/2018		REGENERATIVE ABSCOPAL EFFECTS

AMTK.P0026WO	Patent Cooperation Treaty	PCT/US2019/060397	11/8/2019		REGENERATIVE ABSCOPAL EFFECTS

AMTK.P0028AU	Australia				MEANS AND METHODS OF PREVENTING OR REVERSING AGING

AMTK.P0028CA	Canada				MEANS AND METHODS OF PREVENTING OR REVERSING AGING

AMTK.P0028EP	European Patent Office	19882270.2			MEANS AND METHODS OF PREVENTING OR REVERSING AGING

AMTK.P0028JP	Japan				MEANS AND METHODS OF PREVENTING OR REVERSING AGING

AMTK.P0028US	United States of America	17/309208	5/6/2021		MEANS AND METHODS OF PREVENTING OR REVERSING AGING

AMTK.P0028US.Pl	United States of America	62/758240	11/9/2018		MEANS AND METHODS OF PREVENTING OR REVERSING AGING

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0028WO	Patent Cooperation Treaty	PCT/US2019/060446	11/8/2019		MEANS AND METHODS OF PREVENTING OR REVERSING AGING

AMTK.P0029US.Pl	United States of America	62/791207	1/11/2019		FIBROBLAST REGENERATIVE CELLS

AMTK.P0029WO	Patent Cooperation Treaty	PCT/US2020/013315	1/13/2020		FIBROBLAST REGENERATIVE CELLS

AMTK.P0030US.Pl	United States of America	62/839644	4/27/2019		SELECTION OF FIBROBLAST DONORS FOR OPTIMIZATION OF ALLOGENEIC FIBROBLAST MEDIATED REGENERATION

AMTK.P0030WO	Patent Cooperation Treaty	PCT/US2020/030041	4/27/2020		SELECTION OF FIBROBLAST DONORS FOR OPTIMIZATION OF ALLOGENEIC FIBROBLAST MEDIATED REGENERATION

AMTK.P0031US.Pl	United States of America	62/780289	12/16/2018		THERAPEUTIC USES OF GENE EDITED FIBROBLASTS

AMTK.P0031WO	Patent Cooperation Treaty	PCT/US2019/066575	12/16/2019		THERAPEUTIC USES OF GENE EDITED FIBROBLASTS

AMTK.P0032AU	Australia				TREATMENT OF CEREBRAL HYPOXIA INCLUDING STROKE, CHRONIC TRAUMATIC ENCEPHALOPATHY, AND TRAUMATIC BRAIN INJURY

AMTK.P0032CA	Canada				TREATMENT OF CEREBRAL HYPOXIA INCLUDING STROKE, CHRONIC TRAUMATIC ENCEPHALOPATHY, AND TRAUMATIC BRAIN INJURY

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0032EP	European Patent Office				TREATMENT OF CEREBRAL HYPOXIA INCLUDING STROKE, CHRONIC TRAUMATIC ENCEPHALOPATHY, AND TRAUMATIC BRAIN INJURY

AMTK.P0032JP	Japan				TREATMENT OF CEREBRAL HYPOXIA INCLUDING STROKE, CHRONIC TRAUMATIC ENCEPHALOPATHY, AND TRAUMATIC BRAIN INJURY

AMTK.P0032US	United States of America	17/309178	5/3/2021		TREATMENT OF CEREBRAL HYPOXIA INCLUDING STROKE, CHRONIC TRAUMATIC ENCEPHALOPATHY, AND TRAUMATIC BRAIN INJURY

AMTK.P0032US.Pl	United States of America	62/755553	11/4/2018		TREATMENT OF CEREBRAL HYPOXIA INCLUDING STROKE, CHRONIC TRAUMATIC ENCEPHALOPATHY, AND TRAUMATIC BRAIN INJURY

AMTK.P0032WO	Patent Cooperation Treaty	PCT/US2019/059683	11/4/2019		TREATMENT OF CEREBRAL HYPOXIA INCLUDING STROKE, CHRONIC TRAUMATIC ENCEPHALOPATHY, AND TRAUMATIC BRAIN INJURY

AMTK.P0034US	United States of America	16/822746	3/18/2020		TREATMENT OF OPIOID ADDICTION USING FIBROBLASTS AND PRODUCTS THEREOF

AMTK.P0034US.Pl	United States of America	62/820721	3/19/2019		TREATMENT OF OPIOID ADDICTION USING FIBROBLASTS AND PRODUCTS THEREOF

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0034WO	Patent Cooperation Treaty	PCT/US2020/023332	3/18/2020		TREATMENT OF OPIOID ADDICTION USING FIBROBLASTS AND PRODUCTS THEREOF

AMTK.P0035US	United	16/913860	6/26/2020		ADMINISTRATION OF
	States of				FIBROBLASTS AND
	America				DERIVATIVES THEREOF
FOR TREATMENT OF
TYPE 2 DIABETES

AMTK.P0035US.Pl	United	62/867976	6/28/2019		ADMINISTRATION OF
	States of				FIBROBLASTS AND
	America				DERIVATIVES THEREOF
FOR TREATMENT OF
TYPE 2 DIABETES

AMTK.P0035WO	Patent	PCT/US2020/039904	6/26/2020		ADMINISTRATION OF
	Cooperation				FIBROBLASTS AND
	Treaty				DERIVATIVES THEREOF
FOR TREATMENT OF
TYPE 2 DIABETES

AMTK.P0036US	United States of America	16/822811	3/18/2020		TREATMENT OF CHRONIC OBSTRUCTIVE PULMONARY DISEASE AND LUNG

DEGENERATION USING ACTIVATED

FIBROBLASTS AND EXOSOME DERIVATIVES THEREOF

AMTK.P0036US.Pl	United	62/820763	3/19/2019		TREATMENT OF
	States of				CHRONIC
	America				OBSTRUCTIVE
PULMONARY DISEASE
AND LUNG
DEGENERATION USING
ACTIVATED
FIBROBLASTS AND
EXOSOME DERIVATIVES
THEREOF

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0036WO	Patent Cooperation Treaty	PCT/US2020/023339	3/18/2020		TREATMENT OF CHRONIC OBSTRUCTIVE PULMONARY DISEASE AND LUNG DEGENERATION USING
ACTIVATED FIBROBLASTS AND EXOSOME DERIVATIVES THEREOF

AMTK.P0037US.Pl	United States of America	62/845403	5/9/2019		FIBROBLAST GENERATED PATIENT SPECIFIC VACCINES

AMTK.P0037WO	Patent Cooperation Treaty	PCT/US2020/032207	5/8/2020		FIBROBLAST GENERATED PATIENT- SPECIFIC VACCINES

AMTK.P0038US.Pl	United States of	62/839652	4/27/2019		ENHANCEMENT OF FIBROBLAST
	America				THERAPEUTIC ACTIVITY BY T CELL MODULATION

AMTK.P0038WO	Patent	PCT/US2020/030045	4/27/2020		ENHANCEMENT OF
	Cooperation				FIBROBLAST
	Treaty				THERAPEUTIC ACTIVITY
BY T CELL
MODULATION

AMTK.P0040US.Pl	United	62/860252	6/12/2019		ENHANCEMENT OF
	States of				FIBROBLAST
	America				THERAPEUTIC ACTIVITY
BY
RNA

AMTK.P0040WO	Patent	PCT/US2020/037467	6/12/2020		ENHANCEMENT OF
	Cooperation				FIBROBLAST
	Treaty				THERAPEUTIC ACTIVITY
BY
RNA

AMTK.P0043US.Pl	United	62/915292	10/15/2019		PREVENTION OF
	States of				RECURRENT
	America				MISCARRIAGES
THROUGH
ADMINISTRATION OF
FIBROBLAST AND
FIBROBLAST EDUCATED
PATERNAL CELLS

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0043WO	Patent Cooperation Treaty	PCT/US2020/055642	10/14/2020		PREVENTION OF RECURRENT MISCARRIAGES THROUGH ADMINISTRATION OF FIBROBLAST AND
FIBROBLAST EDUCATED PATERNAL CELLS

AMTK.P0046US.Pl	United	62/953836	12/26/2019		PREVENTION AND
	States of				TREATMENT OF KIDNEY
	America				FAILURE BY
ADMINISTRATION OF
FIBROBLASTS AND
PRODUCTS THEREOF

AMTK.P0046WO	Patent	PCT/US2020/066585	12/22/2020		PREVENTION AND
	Cooperation				TREATMENT OF KIDNEY
	Treaty				FAILURE BY
ADMINISTRATION OF
FIBROBLASTS AND
PRODUCTS THEREOF

AMTK.P0047US	United States of America	16/887971	5/29/2020		FIBROBLAST THERAPY FOR TREATMENT OF DUCHENNE MUSCULAR DYSTROPHY

AMTK.P0047US.Pl	United States of America	62/855014	5/31/2019		FIBROBLAST THERAPY FOR TREATMENT OF DUCHENNE MUSCULAR DYSTROPHY

AMTK.P0047WO	Patent Cooperation Treaty	PCT/US2020/035283	5/29/2020		FIBROBLAST THERAPY FOR TREATMENT OF DUCHENNE MUSCULAR DYSTROPHY

AMTK.P0049US.Pl	United	62/864503	6/21/2019		TREATMENT OF
	States of				AUTISM SPECTRUM
	America				DISORDER AND
ASSOCIATED
NEUROINFLAMMATION
USING FIBROBLASTS
AND DERIVATIVES
THEREOF

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0049WO	Patent Cooperation Treaty	PCT/US2020/038967	6/22/2020		TREATMENT OF AUTISM SPECTRUM DISORDER AND ASSOCIATED NEUROINFLAMMATION USING FIBROBLASTS AND DERIVATIVES THEREOF

AMTK.P0050US.Pl	United States of America	62/953843	12/26/2019		SUPRESSION OF INTERLEUKIN-17 PRODUCTION AND INHIBITION OF Th17 CELL GENERATION BY FIBROBLASTS AND PRODUCTS THEREOF

AMTK.P0050WO	Patent Cooperation Treaty	PCT/US2020/066591	12/22/2020		SUPRESSION OF INTERLEUKIN-17 PRODUCTION AND INHIBITION OF Th17 CELL GENERATION BY FIBROBLASTS AND PRODUCTS THEREOF

AMTK.P0051US.Pl	United States of America	62/953847	12/26/2019		INHIBITION OF TNF- ALPHA BY FIBROBLASTS AND FIBROBLAST EXOSOMES

AMTK.P0051WO	Patent Cooperation Treaty	PCT/US2020/066602	12/22/2020		INHIBITION OF TNF- ALPHA BY FIBROBLASTS AND FIBROBLAST EXOSOMES

AMTK.P0052US.Pl	United States of America	62/915152	10/15/2019		FIBROBLAST- BASED IMMUNOTHERAPY OF GRAVES DISEASE

AMTK.P0052WO	Patent Cooperation Treaty	PCT/US2020/055641	10/14/2020		FIBROBLAST - BASED IMMUNOTHERAPY OF GRAVES DISEASE

AMTK.P0053US.Pl	United States of America	62/935678	11/15/2019		FIBROBLAST THERAPY FOR INFLAMMATORY BOWEL DISEASE

AMTK.P0053WO	Patent Cooperation Treaty	PCT/US2020/060748	11/16/2020		FIBROBLAST THERAPY FOR INFLAMMATORY BOWEL DISEASE

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0057US.Pl	United States of America	62/914747	10/14/2019		TREATMENT OF AUTOIMMUNITY AND TRANSPLANT REJECTION THROUGH ESTABLISHMENT AND/OR PROMOTION OF TOLEROGENIC PROCESSES BY FlBROBLAST-M EDIATED REPROGRAMMING OF ANTIGEN PRESENTING CELLS

AMTK.P0057WO	Patent Cooperation Treaty	PCT/US2020/055427	10/13/2020		TREATMENT OF AUTOIMMUNITY AND TRANSPLANT REJECTION THROUGH ESTABLISHMENT AND/OR PROMOTION OF TOLEROGENIC PROCESSES BY FIBROBLAST-MEDIATED REPROGRAMMING OF ANTIGEN PRESENTING CELLS

AMTK.P0058US.P1	United States of America	62/936548	11/17/2019		FIBROBLAST-BASED THERAPY AND TREATMENT AND PREVENTION OF STROKE

AMTK.P0058US.P2	United States of America	63/047813	7/2/2020		FIBROBLAST-BASED THERAPY AND TREATMENT AND PREVENTION OF STROKE

AMTK.P0058WO	Patent Cooperation Treaty	PCT/US2020/060724	11/16/2020		FIBROBLAST-BASED THERAPY AND TREATMENT AND PREVENTION OF STROKE

AMTK.P0059US.Pl	United States of America	62/976048	2/13/2020		TREATMENT AND PREVENTION OF CEREBRAL PALSY USING FIBROBLASTS

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0059WO	Patent Cooperation Treaty	PCT/US2021/017998	2/12/2021		TREATMENT OF CEREBRAL PALSY USING FIBROBLASTS

AMTK.P0060US.P1	United States of America	62/929250	11/1/2019		FlBROBLAST-BASED THERAPY FOR TREATMENT OF SCLEROSING CHOLANGITIS

AMTK.P0060WO	Patent Cooperation Treaty	PCT/US2020/058500	11/2/2020		FIBROBLAST-BASED THERAPY FOR TREATMENT OF SCLEROSING CHOLANGITIS

AMTK.P0062US.Pl	United States of America	63/024440	5/13/2020		FIBROBLAST BASED CELL THERAPY FOR TREATMENT OF PARKINSON’S DISEASE

AMTK.P0062WO	Patent Cooperation Treaty	PCT/US2021/070551	5/13/2021		FIBROBLAST BASED CELL THERAPY FOR TREATMENT OF PARKINSON’S DISEASE

AMTK.P0063US.P1	United States of America	63/008970	4/13/2020		TREATMENT OF ERECTILE DYSFUNCTION BY FIBROBLAST ADMINISTRATION

AMTK.P0063WO	Patent Cooperation Treaty	PCT/US2021/026752	4/10/2021		TREATMENT OF ERECTILE DYSFUNCTION BY FIBROBLAST ADMINISTRATION

AMTK.P0064US.Pl	United States of America	63/006957	4/8/2020		METHODS AND COMPOSITIONS FOR ALLERGY AND ASTHMA TREATMENT USING FIBROBLASTS

AMTK.P0064WO	Patent Cooperation Treaty	PCT/US2021/025959	4/6/2021		METHODS AND COMPOSITIONS FOR ALLERGY AND ASTHMA TREATMENT USING FIBROBLASTS

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0065US.P1	United States of America	62/897428	9/9/2019		FIBROBLAST AND FIBROBLAST- IMMUNOCYTE COMBINATIONS FOR TREATMENT OF SUBCONCUSSIVE- AND
CONCUSSIVE ASSOCIATED NEUROLOGICAL
DAMAGE
AMTK.P0065WO	Patent	PCT/US2020/049949	9/9/2020		FIBROBLAST AND
	Cooperation				FIBROBLAST-
	Treaty				IMMUNOCYTE
COMBINATIONS FOR
TREATMENT OF
SUBCONCUSSIVE- AND
CONCUSSIVE
ASSOCIATED
NEUROLOGICAL
DAMAGE

AMTK.P0066US.Pl	United	62/897429	9/9/2019		TREATMENT OF
	States of				TRAUMATIC
	America				ENCEPHALOPATHY BY
FIBROBLASTS AND
THERAPEUTIC
ADJUVANTS

AMTK.P0066WO	Patent	PCT/US2020/049990	9/9/2020		TREATMENT OF
	Cooperation				TRAUMATIC
	Treaty				ENCEPHALOPATHY BY
FIBROBLASTS AND
THERAPEUTIC
ADJUVANTS

AMTK.POOG7 US.P1	United	63/033092	6/1/2020		FIBROBLASTS AS A
	States of				REGENERATIVE
	America				CELLULAR SOURCE FOR
TREATMENT OF
BLINDNESS

AMTK.P0067WO	Patent				FIBROBLASTS AS A
	Cooperation				REGENERATIVE
	Treaty				CELLULAR SOURCE FOR
TREATMENT OF
BLINDNESS

AMTK.P0068US.P1	United	63/015150	4/24/2020		TREATMENT OF
	States of				FRONTOTEMPORAL
	America				DEMENTIA USING
FIBROBLASTS AND
PRODUCTS THEREOF

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0068WO	Patent Cooperation Treaty	PCT/US2021/027980	4/19/2021		TREATMENT OF FRONTOTEMPORAL DEMENTIA USING FIBROBLASTS AND PRODUCTS THEREOF

AMTK.P0069US.Pl	United States of America	63/012200	4/19/2020		MEANS AND METHODS OF AUGMENTATION OF FIBROBLAST THERAPEUTIC PROPERTIES USING EXTRACORPOREAL SHOCK WAVE THERAPY AND/OR TRANSFECTION OF BIOLOGICALLY RELEVANT MOLECULES

AMTK.P0069WO	Patent Cooperation Treaty	PCT/US2021/027654	4/16/2021		MEANS AND METHODS OF AUGMENTATION OF FIBROBLAST THERAPEUTIC PROPERTIES USING EXTRACORPOREAL SHOCK WAVE THERAPY AND/OR TRANSFECTION OF BIOLOGICALLY RELEVANT MOLECULES

AMTK.P0070US.P1	United States of America	63/031782	5/29/2020		FIBROBLAST THERAPY FOR PREVENTION AND REVERSION OF ANEURYSMS

AMTK.P0070WO	Patent Cooperation Treaty				FIBROBLAST THERAPY FOR PREVENTION AND REVERSION OF ANEURYSMS

AMTK.P0071US.P1	United States of America	63/025092	5/14/2020		TREATMENT OF OVARIAN FAILURE USING REGENERATIVE CELLS

AMTK.P0071WO	Patent Cooperation Treaty	PCT/US2021/070555	5/14/2021		TREATMENT OF OVARIAN FAILURE USING REGENERATIVE CELLS

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0072US.Pl	United States of America	63/031810	5/29/2020		AUGMENTATION OF FIBROBLAST CELL THERAPY EFFICACY BY MICROBIOME MANIPULATION

AMTK.P0072WO	Patent Cooperation Treaty				AUGMENTATION OF FIBROBLAST CELL THERAPY EFFICACY BY MICROBIOME MANIPULATION

AMTK.P0073US.Pl	United States of America				TREATMENT OF CEREBRAL HEMORRHAGE USING FIBROBLASTS, MODIFIED FIBROBLASTS AND DERIVATIVES THEREOF

AMTK.P0075 US.Pl	United States of America	63/012202	4/19/2020		GENE MODIFIED FIBROBLASTS FOR THERAPEUTIC APPLICATIONS

AMTK.P0075WO	Patent Cooperation Treaty	PCT/US2021/027990	4/19/2021		GENE MODIFIED FIBROBLASTS FOR THERAPEUTIC APPLICATIONS

AMTK.P0076US.Pl	United States of America	62/986339	3/6/2020		FIBROBLAST AND TLR ACTIVATED FIBROBLAST TREATMENT OF VIRAL INDUCED ACUTE RESPIRATORY DISTRESS SYNDROME

AMTK.P0076WO	Patent Cooperation Treaty	PCT/US2021/020449	3/2/2021		FIBROBLAST AND TLR ACTIVATED FIBROBLAST TREATMENT OF VIRAL INDUCED ACUTE RESPIRATORY DISTRESS SYNDROME

AMTK.P0078US.Pl	United States of America	62/989118	3/13/2020		GENERATION OF AUTOIMMUNE INHIBITORY T CELLS BY FIBROBLAST MEDIATED EDUCATION

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0078WO	Patent Cooperation Treaty	PCT/US2021/022145	3/12/2021		GENERATION OF AUTOIMMUNE INHIBITORY T CELLS BY FIBROBLAST MEDIATED EDUCATION

AMTK.P0079US.Pl	United States of America	63/002134	3/30/2020		PEPTIDES AND ADJUVANTS FOR AUGMENTATION OF FIBROBLAST THERAPY FOR CORONAVIRUS

AMTK.P0079US.P2	United States of America	63/003742	4/1/2020		PEPTIDES AND ADJUVANTS FOR AUGMENTATION OF FIBROBLAST THERAPY FOR CORONAVIRUS

AMTK.P0079WO	Patent Cooperation Treaty	PCT/US2021/020457	3/2/2021		PEPTIDES AND ADJUVANTS FOR AUGMENTATION OF FIBROBLAST THERAPY FOR CORONAVIRUS

AMTK.P0080US.Pl	United States of America	63/003731	4/1/2020		FIBROBLAST MEDIATED EXPANSION AND AUGMENTATION OF IMMUNE REGULATORY CELLS FOR TREATMENT OF ACUTE RESPIRATORY DISTRESS SYNDROME (ARDS)

AMTK.P0080US.P2	United States of America	63/017068	4/29/2020		FIBROBLAST MEDIATED EXPANSION AND AUGMENTATION OF IMMUNE REGULATORY CELLS FOR TREATMENT OF ACUTE RESPIRATORY DISTRESS SYNDROME (ARDS)

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0080WO	Patent Cooperation Treaty	PCT/US2021/020459	3/2/2021		FIBROBLAST MEDIATED EXPANSION AND AUGMENTATION OF IMMUNE REGULATORY CELLS FOR TREATMENT OF ACUTE RESPIRATORY DISTRESS SYNDROME (ARDS)

AMTK.P0081US.Pl	United States of America				TREATMENT OF ACUTE RESPIRATORY DISTRESS SYNDROME BY FIBROBLASTS AND ANTI-INFLAMMATORY ANTIGEN

AMTK.P0082US.Pl	United States of America	63/020198	5/5/2020		REDUCTION OF CYTOKINE STORM AND PATHOLOGICAL INFLAMMATION INCLUDING CAUSED BY CORONAVIRUS USING SPHAGNUM AND EXTRACTS THEREOF

AMTK.P0082WO	Patent Cooperation Treaty	PCT/US2021/070504	5/4/2021		REDUCTION OF CYTOKINE STORM AND PATHOLOGICAL INFLAMMATION INCLUDING CAUSED BY CORONAVIRUS USING SPHAGNUM AND EXTRACTS THEREOF

AMTK.P0083US.Pl	United States of America	63/051845	7/14/2020		AUGMENTATION OF FIBROBLAST THERAPEUTIC ACTIVITY BY COMPLEMENT BLOCKADE AND/OR INHIBITION

AMTK.P0084US.Pl	United States of America	63/071333	8/27/2020		DENTAL AND PERIODONTAL APPLICATION OF FIBROBLASTS

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title

AMTK.P0085US.Pl	United States of America	63/064538	8/12/2020		Reduction of COVID-19 Coagulopathy and Other Inflammation Associated Coagulopathies by Administration of Fibroblasts

AMTK.P0086US.Pl	United				TREATMENT OF
	States of				ALOPECIA AND/OR
	America				STIMULATION OF HAIR
FOLLICLE
REGENERATION BY
ADMINISTRATION OF
FIBROBLASTS AND/OR
PRODUCTS THEREOF

[End of Schedule 2.]

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